UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1685

Name of Registrant: Vanguard Morgan Growth Fund

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2011 – March 31, 2012

Item 1: Reports to Shareholders

Semiannual Report | March 31, 2012
Vanguard MorganTM Growth Fund

> For the six months ended March 31, 2012, Vanguard Morgan Growth Fund returned about 28%.

> The fund outperformed the return of its benchmark index and the average return of peer funds.

> A rally in the broad U.S. stock market and astute stock choices by the fund’s advisors accounted for the fund’s strong performance over the six months.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	25
Trustees Approve Advisory Arrangements.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended March 31, 2012
Total
Returns
Vanguard Morgan Growth Fund
Investor Shares	28.18%
Admiral™ Shares	28.28
Russell 3000 Growth Index	27.12
Multi-Cap Growth Funds Average	25.92

Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2011, Through March 31, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Morgan Growth Fund
Investor Shares	$16.06	$20.47	$0.100	$0.000
Admiral Shares	49.84	63.48	0.391	0.000

Chairman’s Letter

Dear Shareholder,

The U.S. stock market rebounded sharply in the six months ended March 31, 2012, as investors regained confidence in the economy and the European debt crisis stabilized. Vanguard Morgan Growth Fund returned about 28% for the period—a robust performance that outpaced the return of its benchmark index and the average return of its multi-capitalization growth fund peers.

Each of the fund’s ten industry sectors produced double-digit returns for the period. The advisors’ stock selection contributed to the fund’s outperformance of its comparative standards.

A surge of optimism fueled a powerful global rally in stocks
During the past six months, optimism displaced the apprehension that had restrained stock prices through summer 2011. The broad U.S. stock market returned more than 26%. Markets abroad returned more than 15%. Investors’ good spirits reflected confidence that the slow, grinding economic expansion in the United States was at last gathering momentum, and that Europe’s debt crisis could be wrestled under control.

By the end of the period, however, that confidence had begun to evaporate in the face of ambiguous economic reports and renewed concern about Europe. The abrupt mood swing was consistent with the financial markets’ volatility since the 2008–2009 financial crisis.

Aside from munis, most bonds saw subdued six-month returns
The broad taxable bond market produced a modest six-month return of 1.43%. In general, interest rates remained more or less steady at very low levels. In some segments of the bond market, however, yields crept lower still, boosting bond prices. The broad municipal bond market, for example, produced a solid six-month return of 3.91% as investors bid up muni prices.

As it has since December 2008, the Federal Reserve Board kept its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

Information technology led rally in growth stocks
Vanguard Morgan Growth Fund, which invests in more than 300 large- and mid-cap growth stocks, focuses on fast-growing companies with valuations deemed reasonable by its five advisors. The fund’s impressive six-month result was largely driven by investors’ willingness to take on more risk after a highly volatile summer and early fall. As the economy headed into an upswing in the fourth quarter of 2011, investors grew more confident and sought out opportunities for growth.

Market Barometer

			Total Returns
		Periods Ended March 31, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	26.27%	7.86%	2.19%
Russell 2000 Index (Small-caps)	29.83	-0.18	2.13
Dow Jones U.S. Total Stock Market Index	26.60	7.16	2.47
MSCI All Country World Index ex USA (International)	15.37	-7.18	-1.56

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	1.43%	7.71%	6.25%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.91	12.07	5.42
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.05	1.11

CPI
Consumer Price Index	1.10%	2.65%	2.24%

For the six months, Morgan Growth Fund’s return bested that of the U.S. stock market. The fund’s performance mirrored prevailing trends in the broad market, where growth stocks trumped their value counterparts.

While each of the fund’s ten sectors produced strong returns for the period, its outsized holdings in information technology and consumer discretionary proved the most beneficial.

The tech industry, a favorite of growth investors because it provides exposure to companies with rapid increases in sales and earnings, represented about 37% of the fund’s assets, on average, during the period. The sector did well across the board, aided by robust corporate spending and consumer demand and by the stellar fourth-quarter performance of companies selling tablet computers and smartphones. Firms that make communication equipment and provide consulting and data processing tools also stood out.

Representing about 17% of the fund’s assets, on average, during the period, consumer discretionary stocks contributed about five percentage points to the fund’s total return. These stocks benefited from consumers’ increased appetite for specialty apparel, luxury goods, and the fare at chain restaurants.

The advisors’ decisions within the consumer staples and energy sectors significantly boosted the fund’s performance relative to its benchmark. The fund’s smaller allocation to soft drink

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Morgan Growth Fund	0.42%	0.28%	1.34%

The fund expense ratios shown are from the prospectus dated January 26, 2012, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2012, the fund’s annualized expense ratios were 0.40% for Investor Shares and 0.26% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Multi-Cap Growth Funds.

companies and household product makers boosted relative performance. In the energy sector, the advisors’ astute stock selection among oil and gas producers, explorers, and refiners also helped the fund surpass the performance of its benchmark.

Conversely, lackluster stock selection in the health care sector restrained Morgan Growth’s returns for the half-year. The advisors’ choices among pharmaceutical companies and drug distributors hurt the fund’s results compared with those of its benchmark.

Balance and diversification are key regardless of market conditions
The stock market, although still volatile, is in dramatically better shape than when I wrote to you six months ago. The sharp contrast is perhaps a good reminder of how quickly market conditions can change and how futile it is to predict short-term moves.

At Vanguard, we encourage you to always look beyond the market’s recent peaks and troughs. We believe that you will be best served by creating a broadly diversified portfolio that includes a mix of stocks, bonds, and money market funds consistent with your long-term investment goals and risk tolerance.

Recent Vanguard research provided further insight on why balance and diversification are important in the face of market volatility and economic uncertainty. One notable finding: Over the past 85 years, a hypothetical portfolio made up of 50% stocks and 50% bonds would have produced statistically equivalent returns whether the U.S. economy was in or out of recession. (The commentary, Recessions and Balanced Portfolio Returns, can be found at vanguard.com/research.)

The Morgan Growth Fund, which invests in a broad array of large- and mid-cap growth stocks, can play an important role in such a balanced and diversified portfolio.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
April 16, 2012

Advisors’ Report

For the fiscal half-year ended March 31, 2012, Vanguard Morgan Growth Fund returned 28.18% for Investor Shares and 28.28% for the lower-cost Admiral Shares. Your fund is managed by five independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment. The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how portfolio positioning reflects this assessment. These comments were prepared on April 20, 2012.

Vanguard Morgan Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	45	4,274	Uses traditional methods of stock selection—research
Company, LLP			and analysis—that identify companies believed to have
			above-average growth prospects, particularly those in
			industries undergoing change. Focuses on mid- and
			large-capitalization companies with proven records of
			sales and earnings growth, profitability, and cash-flow
			generation.
Jennison Associates LLC	19	1,802	Uses research-driven, fundamental investment
			approach that relies on in-depth company knowledge
			gleaned through meetings with management,
			customers, and suppliers.
Vanguard Equity Investment	12	1,127	Employs a quantitative, fundamental management
Group			approach, using models that assess valuation, growth
			prospects, management decisions, market sentiment,
			and earnings quality of companies versus their peers.
Frontier Capital Management Co.,	11	1,022	Uses research-driven, fundamental investment
LLC			approach that seeks companies with above-average
			growth prospects, reasonable valuations, and
			competitive advantages.
Kalmar Investment Advisers	11	1,014	Employs a “growth-with-value” strategy using creative,
			bottom-up research to uncover vigorously growing,
			high-quality businesses whose stocks can also be
			bought inefficiently valued. The strategy has a dual
			objective of strong returns with lower risk.
Cash Investments	2	205	These short-term reserves are invested by Vanguard in
			equity index products to simulate investments in
			stocks. Each advisor also may maintain a modest cash
			position.

Wellington Management Company, LLP

Portfolio Manager:
Paul E. Marrkand, CFA, Senior Vice President

Our portion of the Morgan Growth Fund utilizes traditional methods of stock selection—research and analysis—to identify companies that we believe have above-average growth prospects, particularly those in industries undergoing change. Research focuses on mid- and large-cap companies with a proven record of sales and earnings growth, profitability, and cash-flow generation.

At times over the last six months, the markets appeared to have been driven purely by top-down macroeconomic factors. We remained true to our bottom-up process during this volatile period and continued to build the portfolio on a stock-by-stock basis, investing in undervalued companies that have the ability to innovate, gain market share, and grow their sales and free cash flow at an above-average rate.

Stock selection contributed favorably to results during the period, particularly within the energy, industrial, and consumer discretionary sectors. An underweighted position in the lagging consumer staples sector boosted the portfolio’s relative returns, as did an overweighting to the strongly performing information technology sector. Apple was the top individual contributor to the portfolio’s performance during the six months; its share price rose after the company reported better-than-expected revenue and earnings, led by robust sales of the iPhone 4S.

Our underweighted position in materials, as well as our security selection within that sector, detracted from relative performance. Amazon.com was the most significant of only a handful of absolute detractors; the stock dropped following the firm’s earnings release, which revealed that Amazon continues to invest heavily in its business, cutting into near-term operating earnings.

Jennison Associates LLC

Portfolio Manager:
Kathleen A. McCarragher, Managing Director

Stock selection was broadly beneficial in our portion of the portfolio for the six months. In the technology sector, Apple’s financial results beat projections on the strength of iPad, iPhone, and Mac computer sales. Next-generation datacenter management company VMware rose on better-than-anticipated financial results and earnings guidance.

After oil prices fell on concerns of a slowdown in global growth, we tilted the portfolio’s energy position toward companies we expected to benefit as prices rebounded. These holdings, including EOG Resources and Concho Resources, posted substantial gains.

In consumer staples, natural foods retailer Whole Foods reported better-than-projected earnings on strong sales,

solid operating margins, and capital discipline. In consumer discretionary, Starbucks benefited from strong domestic and international growth and enthusiasm about its expanding presence in the premium single-cup coffee market. Strong earnings propelled Coach, the luxury bag and accessories retailer.

The portfolio’s industrial and financial holdings advanced for the period, but lagged the benchmark. Underweighted positions in industrials and materials detracted from relative performance. Notable individual detractors from return included Amazon.com and Green Mountain Coffee Roasters. Although Amazon’s accelerated business investment is affecting short-term profitability, we believe it is positioning the company for robust longer-term growth. Green Mountain declined on allegations of inventory and revenue reporting irregularities.

Vanguard Equity Investment Group

Portfolio Managers:
James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

Multi-cap growth stocks, the focus of your investment in the fund, outperformed their multi-cap value counterparts by about 1 percentage point, creating a generally favorable environment for growth-oriented strategies.

Information technology, utilities, and industrial companies led returns within the universe of multi-cap growth stocks, as represented by the MSCI US Prime Market 750 Growth Index. Telecommunication services and consumer staples companies were the laggards for the fiscal period, although all ten sectors provided positive returns.

Our stock selection for the Morgan Growth portfolio generated positive returns in six of ten sectors, negative returns in three sectors, and flat returns in one. Company selections within the energy, consumer staples, and materials sectors added the most to our relative returns. In energy, National Oilwell Varco, Williams Companies, and Tesoro boosted our results. In consumer staples, Philip Morris, Herbalife, and Whole Foods Market were the largest contributors to our relative returns, while International Paper, CF Industries, and PPG Industries stood out in materials.

Selection results were disappointing in health care and information technology. Most of our underperformance in those two groups came from our underweighted positions in companies such as Express Scripts, Gilead Sciences, EMC, and Visa.

Frontier Capital Management Co., LLC

Portfolio Managers:
Stephen Knightly, CFA, Senior Vice President

Christopher J. Scarpa, Vice President

Equities posted strong returns as European fears receded while the United States demonstrated renewed economic vigor. Challenges remain: a fragile Europe, high oil prices, and slowing growth in emerging markets. In our opinion, economic expansion will remain subdued and modest growth should keep inflation and interest rates low. The combination has historically been favorable for equities. Although consolidation is likely, stocks remain attractively valued.

Performance was aided by strong stock selection in energy, industrials, and financials. Investments in production companies with solid drilling inventories spurred energy. The vibrant aerospace cycle benefited industrials. Strong capital markets drove solid returns for brokers.

Information technology and health care hindered performance. Technology was hurt by a stock-specific event as faster-than-expected royalty attrition at Rovi dealt a short-term hit despite the stock’s long-term appeal. Health care was hindered by a pipeline setback at Watson Pharmaceuticals. We continue to see promise in Watson.

Kalmar Investment Advisers

Portfolio Manager:
Ford B. Draper, Jr., President and Chief Investment Officer

From the 2011 low at the beginning of October to the end of March 2012, the U.S. stock market entered a powerful rally as it recovered from a confidence crisis precipitated by fears of a double-dip recession and anxiety over Eurozone sovereign debt. Despite the extreme complacency that built up during this advance—which could well be corrected—we are optimistic about the overall outlook for 2012. However, the uncertainty on several important fronts suggests that concentration on high-quality businesses and substantial diversification are warranted. Careful stock selection will be important, as valuations of good growth companies are no longer cheap.

Our biggest successes came from a variety of sectors and included companies such as W.R. Grace, F5 Networks, CarMax, and Fastenal.

Over the last six months our biggest detractors from return included holdings in health care (Hospira and Allscripts) and information technology (Rovi and RF Micro Devices).

Morgan Growth Fund

Fund Profile
As of March 31, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMRGX	VMRAX
Expense Ratio[1]	0.42%	0.28%
30-Day SEC Yield	0.56%	0.70%

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Growth	Market
	Fund	Index	Index
Number of Stocks	317	1,730	3,716
Median Market Cap	$23.6B	$37.2B	$35.6B
Price/Earnings Ratio	19.0x	18.5x	17.1x
Price/Book Ratio	3.9x	4.1x	2.3x
Return on Equity	23.2%	24.3%	18.1%
Earnings Growth Rate	18.2%	15.3%	8.5%
Dividend Yield	0.9%	1.4%	1.9%
Foreign Holdings	3.2%	0.0%	0.0%
Turnover Rate
(Annualized)	51%	—	—
Short-Term Reserves	1.2%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Growth	Market
	Fund	Index	Index
Consumer
Discretionary	17.0%	14.5%	12.0%
Consumer Staples	6.5	11.3	9.4
Energy	8.1	9.9	10.5
Financials	4.1	4.5	15.9
Health Care	13.0	11.2	11.5
Industrials	10.5	12.8	11.0
Information
Technology	37.5	29.8	19.8
Materials	3.0	5.1	4.0
Telecommunication
Services	0.3	0.8	2.5
Utilities	0.0	0.1	3.4

Volatility Measures
		DJ
		U.S. Total
	Russell 3000	Market
	Growth Index	Index
R-Squared	0.99	0.96
Beta	1.07	1.05

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Hardware	6.0%
International Business	IT Consulting &
Machines Corp.	Other Services	2.7
Cisco Systems Inc.	Communications
	Equipment	2.5
Microsoft Corp.	Systems Software	2.3
EMC Corp.	Computer Storage
	& Peripherals	2.2
Google Inc. Class A	Internet Software &
	Services	1.6
UnitedHealth Group Inc.	Managed Health
	Care	1.5
Exxon Mobil Corp.	Integrated Oil &
	Gas	1.4
QUALCOMM Inc.	Communications
	Equipment	1.3
Starbucks Corp.	Restaurants	1.3
Top Ten		22.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2012, and represent estimated costs for the current fiscal year. For the six months ended March 31, 2012, the annualized expense ratios were 0.40% for Investor Shares and 0.26% for Admiral Shares.

Morgan Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 2001, Through March 31, 2012

Note: For 2012, performance data reflect the six months ended March 31, 2012.

Average Annual Total Returns: Periods Ended March 31, 2012

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	12/31/1968	7.72%	3.45%	5.30%
Admiral Shares	5/14/2001	7.91	3.61	5.47

See Financial Highlights for dividend and capital gains information.

Morgan Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of March 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.4%)[1]
Consumer Discretionary (16.5%)
	Starbucks Corp.	2,118,923	118,427
	Coach Inc.	1,224,862	94,657
	Ralph Lauren Corp.
	Class A	417,618	72,803
*	Amazon.com Inc.	340,716	68,998
	McDonald’s Corp.	601,312	58,989
	Omnicom Group Inc.	1,115,237	56,487
*	Bed Bath & Beyond Inc.	797,319	52,440
*	priceline.com Inc.	72,734	52,187
	TJX Cos. Inc.	1,200,033	47,653
*	Lululemon Athletica Inc.	637,481	47,607
*	Dollar Tree Inc.	500,380	47,281
	NIKE Inc. Class B	388,872	42,169
	Ross Stores Inc.	708,553	41,167
*	LKQ Corp.	1,312,531	40,912
*	O’Reilly Automotive Inc.	419,308	38,304
*,^	ITT Educational
	Services Inc.	553,889	36,634
	PetSmart Inc.	617,872	35,355
	News Corp. Class A	1,767,596	34,804
	Yum! Brands Inc.	467,740	33,294
*	BorgWarner Inc.	382,328	32,246
	Lowe’s Cos. Inc.	935,249	29,348
	Bayerische Motoren
	Werke AG ADR	914,864	27,382
*	CarMax Inc.	747,025	25,884
	Tractor Supply Co.	278,140	25,188
*	Apollo Group Inc. Class A	572,203	22,110
*	Michael Kors Holdings Ltd.	470,617	21,926
	Gentex Corp.	893,865	21,900
	Buckle Inc.	426,320	20,421
*	Discovery
	Communications Inc.	432,415	20,272
*	Sirius XM Radio Inc.	8,065,111	18,630
	Starwood Hotels &
	Resorts Worldwide Inc.	272,800	15,389
	Nordstrom Inc.	275,005	15,323

			Market
			Value•
		Shares	($000)
	Tim Hortons Inc.	281,235	15,057
*,^	Tesla Motors Inc.	390,071	14,526
	Harley-Davidson Inc.	294,300	14,444
*	Urban Outfitters Inc.	482,630	14,049
*	Discovery
	Communications Inc.
	Class A	244,400	12,367
*	DIRECTV Class A	242,900	11,985
	Time Warner Cable Inc.	130,300	10,619
	CBS Corp. Class B	294,700	9,993
	Harman International
	Industries Inc.	206,450	9,664
	DeVry Inc.	277,625	9,403
	Limited Brands Inc.	170,800	8,198
*	Deckers Outdoor Corp.	124,180	7,830
	Home Depot Inc.	155,100	7,803
*	AutoZone Inc.	20,200	7,510
	Advance Auto Parts Inc.	84,200	7,458
	Wynn Resorts Ltd.	56,500	7,056
	Comcast Corp. Class A	233,100	6,995
	Chico’s FAS Inc.	462,345	6,981
	Polaris Industries Inc.	91,800	6,623
^	Weight Watchers
	International Inc.	84,400	6,515
	DISH Network Corp.
	Class A	190,300	6,267
	Dick’s Sporting Goods Inc.	127,900	6,149
*	Steven Madden Ltd.	137,400	5,874
	Las Vegas Sands Corp.	100,000	5,757
	Service Corp. International	447,920	5,044
*	Goodyear Tire &
	Rubber Co.	361,400	4,055
	News Corp. Class B	199,000	3,976
*	Tempur-Pedic
	International Inc.	28,500	2,406
	Viacom Inc. Class B	44,200	2,098
	Ford Motor Co.	133,800	1,671
	VF Corp.	4,000	584
			1,555,144

Morgan Growth Fund

			Market
			Value
		Shares	($000)
Consumer Staples (6.2%)
	Philip Morris
	International Inc.	1,234,389	109,379
	Coca-Cola Co.	1,377,923	101,980
	Costco Wholesale Corp.	823,820	74,803
	Wal-Mart Stores Inc.	1,013,362	62,018
	Whole Foods Market Inc.	732,292	60,927
	Mead Johnson
	Nutrition Co.	561,083	46,278
	Estee Lauder Cos. Inc.
	Class A	662,098	41,010
	Herbalife Ltd.	354,310	24,384
*	Green Mountain
	Coffee Roasters Inc.	302,132	14,152
	PepsiCo Inc.	165,700	10,994
*	Monster Beverage Corp.	168,976	10,492
	Kroger Co.	327,500	7,935
	Dr Pepper Snapple
	Group Inc.	137,100	5,513
	Kellogg Co.	76,200	4,087
	Kimberly-Clark Corp.	50,000	3,694
	Hershey Co.	37,500	2,300
	Coca-Cola Enterprises Inc.	68,700	1,965
	Colgate-Palmolive Co.	19,600	1,916
	Campbell Soup Co.	21,600	731
			584,558
Energy (7.8%)
	Exxon Mobil Corp.	1,524,956	132,259
	Occidental
	Petroleum Corp.	662,078	63,050
	Core Laboratories NV	386,273	50,822
*	Concho Resources Inc.	493,959	50,423
	National Oilwell Varco Inc.	601,466	47,799
	Diamond Offshore
	Drilling Inc.	714,620	47,701
	Oceaneering
	International Inc.	757,967	40,847
	Valero Energy Corp.	1,485,281	38,276
	Noble Energy Inc.	272,390	26,634
	EOG Resources Inc.	227,261	25,249
*	Cameron International Corp.	424,265	22,414
*	McDermott
	International Inc.	1,748,270	22,395
*	Continental Resources Inc.	232,300	19,936
*	Superior Energy
	Services Inc.	523,030	13,787
*	SandRidge Energy Inc.	1,480,760	11,594
*,^	InterOil Corp.	217,000	11,156
	Ensco plc ADR	205,063	10,854
	Anadarko Petroleum Corp.	134,955	10,572
*	Kodiak Oil & Gas Corp.	987,380	9,834
	Schlumberger Ltd.	139,900	9,783
	Williams Cos. Inc.	280,800	8,652
*	Weatherford
	International Ltd.	556,960	8,405

			Market
			Value
		Shares	($000)
	Cabot Oil & Gas Corp.	230,700	7,191
	Marathon Petroleum Corp.	159,700	6,925
	HollyFrontier Corp.	204,300	6,568
*	Denbury Resources Inc.	335,000	6,107
	Helmerich & Payne Inc.	110,400	5,956
*	Tesoro Corp.	212,200	5,695
	EQT Corp.	113,900	5,491
*	Plains Exploration &
	Production Co.	128,400	5,476
*	Southwestern Energy Co.	178,780	5,471
	Halliburton Co.	9,100	302
			737,624
Exchange-Traded Fund (0.8%)
^,2	Vanguard Growth ETF	1,044,900	74,157

Financials (3.8%)
	American Express Co.	1,722,336	99,654
*	American Tower
	Corporation	943,014	59,429
	Goldman Sachs Group Inc.	340,742	42,378
	T. Rowe Price Group Inc.	406,890	26,570
	Raymond James
	Financial Inc.	612,100	22,360
*	Affiliated Managers
	Group Inc.	168,250	18,812
	Jefferies Group Inc.	818,491	15,420
	Moody’s Corp.	269,090	11,329
	Simon Property Group Inc.	65,600	9,557
	Arthur J Gallagher & Co.	211,980	7,576
	Fidelity National
	Financial Inc. Class A	393,106	7,088
	Hancock Holding Co.	184,631	6,556
	Capital One Financial Corp.	117,600	6,555
	Discover Financial Services	191,400	6,381
*	CBRE Group Inc. Class A	310,670	6,201
	Public Storage	40,100	5,541
	US Bancorp	115,600	3,662
	Digital Realty Trust Inc.	36,900	2,730
*	Arch Capital Group Ltd.	21,600	804
	Aon Corp.	11,500	564
	Ventas Inc.	7,600	434
			359,601
Health Care (12.6%)
	UnitedHealth Group Inc.	2,340,438	137,945
	Amgen Inc.	1,184,509	80,535
*	Celgene Corp.	1,018,811	78,978
*	Express Scripts Inc.	1,107,774	60,019
	Abbott Laboratories	899,236	55,114
*	Intuitive Surgical Inc.	90,831	49,208
*	Waters Corp.	513,366	47,568
	Allergan Inc.	491,658	46,919
	Shire plc ADR	486,478	46,094
	Agilent Technologies Inc.	976,726	43,474
	Cooper Cos. Inc.	474,212	38,748

Morgan Growth Fund

			Market
			Value
		Shares	($000)
	Novo Nordisk A/S ADR	274,553	38,083
*	Watson
	Pharmaceuticals Inc.	552,270	37,035
*	Hologic Inc.	1,630,235	35,132
*	Alexion
	Pharmaceuticals Inc.	301,005	27,951
	AmerisourceBergen Corp.
	Class A	690,819	27,412
*	Gilead Sciences Inc.	558,185	27,267
	Aetna Inc.	524,344	26,301
	Cardinal Health Inc.	558,299	24,068
*	Vertex Pharmaceuticals Inc.	536,456	22,000
*	Edwards Lifesciences Corp.	300,236	21,836
*	DaVita Inc.	229,300	20,676
*	Life Technologies Corp.	370,481	18,087
*	Bruker Corp.	1,060,266	16,233
*	ResMed Inc.	511,880	15,822
*	Catalyst Health
	Solutions Inc.	235,943	15,037
*	Biogen Idec Inc.	102,619	12,927
*	Gen-Probe Inc.	194,360	12,907
*	Allscripts Healthcare
	Solutions Inc.	730,100	12,120
	Baxter International Inc.	186,900	11,173
	Patterson Cos. Inc.	319,900	10,685
*	Mednax Inc.	137,596	10,233
	McKesson Corp.	110,900	9,734
*	Cerner Corp.	108,654	8,275
	Perrigo Co.	79,900	8,254
*	SXC Health Solutions Corp.	102,500	7,683
	Humana Inc.	77,000	7,121
*	Mylan Inc.	260,000	6,097
*	Salix Pharmaceuticals Ltd.	114,660	6,020
*	Human Genome
	Sciences Inc.	524,200	4,319
*	Medco Health
	Solutions Inc.	55,500	3,902
	HCA Holdings Inc.	140,700	3,481
*	Charles River Laboratories
	International Inc.	13,900	502
			1,192,975
Industrials (10.1%)
	Caterpillar Inc.	917,883	97,773
	Boeing Co.	1,148,046	85,380
	AMETEK Inc.	1,252,265	60,747
	Honeywell
	International Inc.	857,482	52,349
	Precision Castparts Corp.	262,543	45,394
*	BE Aerospace Inc.	913,664	42,458
	Parker Hannifin Corp.	492,895	41,674
	Tyco International Ltd.	665,951	37,413
	Cummins Inc.	292,605	35,124
	MSC Industrial
	Direct Co. Inc. Class A	327,316	27,259
*	IHS Inc. Class A	266,205	24,930

			Market
			Value
		Shares	($000)
	General Electric Co.	1,226,975	24,625
	Joy Global Inc.	331,788	24,386
	Dover Corp.	322,253	20,283
	Pentair Inc.	403,980	19,233
*	WESCO International Inc.	253,609	16,563
	Fastenal Co.	278,025	15,041
^	Progressive Waste
	Solutions Ltd.	669,080	14,506
	Waste Connections Inc.	440,800	14,339
*	Corrections Corp.
	of America	514,759	14,058
	Union Pacific Corp.	130,100	13,983
*	Hertz Global Holdings Inc.	845,280	12,713
*	Quanta Services Inc.	603,860	12,621
	Pall Corp.	208,992	12,462
	Chicago Bridge &
	Iron Co. NV	286,870	12,390
	Flowserve Corp.	106,245	12,272
*	United Continental
	Holdings Inc.	516,200	11,098
	Snap-on Inc.	175,930	10,726
*	HUB Group Inc. Class A	283,535	10,216
	Landstar System Inc.	176,745	10,202
*	Swift Transportation Co.	863,230	9,962
	JB Hunt Transport
	Services Inc.	181,745	9,881
	Expeditors International
	of Washington Inc.	207,180	9,636
*	Verisk Analytics Inc.
	Class A	200,100	9,399
	PACCAR Inc.	180,900	8,472
	Lockheed Martin Corp.	86,900	7,809
*	Stericycle Inc.	92,245	7,715
	Textron Inc.	266,100	7,406
	Republic Services Inc.
	Class A	228,600	6,986
	UTi Worldwide Inc.	383,081	6,600
*	Alaska Air Group Inc.	174,814	6,262
	United Parcel Service Inc.
	Class B	77,400	6,248
*	AGCO Corp.	131,300	6,199
*	Sensata Technologies
	Holding NV	172,900	5,789
	Norfolk Southern Corp.	82,600	5,438
*	Colfax Corp.	142,920	5,037
	3M Co.	39,400	3,515
	Pitney Bowes Inc.	108,700	1,911
	FedEx Corp.	10,500	966
	Emerson Electric Co.	10,900	569
			958,018
Information Technology (36.4%)
*	Apple Inc.	937,468	561,984
	International Business
	Machines Corp.	1,199,571	250,290
	Cisco Systems Inc.	11,076,808	234,274

Morgan Growth Fund

			Market
			Value
		Shares	($000)
	Microsoft Corp.	6,618,999	213,463
*	EMC Corp.	6,938,307	207,317
*	Google Inc. Class A	237,777	152,472
	QUALCOMM Inc.	1,808,749	123,031
	Oracle Corp.	3,248,682	94,732
	Altera Corp.	2,297,059	91,469
*	Red Hat Inc.	1,275,734	76,404
*	NetApp Inc.	1,568,499	70,222
*	VMware Inc. Class A	604,004	67,872
*	Alliance Data
	Systems Corp.	520,255	65,531
*	QLogic Corp.	3,385,305	60,123
*	eBay Inc.	1,603,925	59,169
*	F5 Networks Inc.	426,294	57,533
*	Baidu Inc. ADR	384,974	56,118
*	Autodesk Inc.	1,268,960	53,702
*	Check Point Software
	Technologies Ltd.	814,474	51,996
	IAC/InterActiveCorp	1,049,735	51,531
	Xilinx Inc.	1,363,308	49,665
	Avago Technologies Ltd.	1,250,883	48,747
*	Dell Inc.	2,486,817	41,281
	Analog Devices Inc.	1,001,149	40,446
*	Cognizant Technology
	Solutions Corp. Class A	470,930	36,238
*	Salesforce.com Inc.	208,892	32,276
*	VeriFone Systems Inc.	602,481	31,251
	Mastercard Inc. Class A	74,040	31,137
*	LinkedIn Corp. Class A	288,925	29,467
	Intuit Inc.	436,600	26,253
*	Citrix Systems Inc.	331,274	26,141
*	Rovi Corp.	775,885	25,255
*	Symantec Corp.	1,293,158	24,182
*	Emulex Corp.	2,261,793	23,477
*	SanDisk Corp.	400,646	19,868
	Fidelity National
	Information Services Inc.	594,670	19,695
*	Riverbed Technology Inc.	685,757	19,256
*	Trimble Navigation Ltd.	347,265	18,898
	KLA-Tencor Corp.	326,058	17,744
*	BMC Software Inc.	426,030	17,109
*	MICROS Systems Inc.	285,303	15,774
	Total System Services Inc.	672,900	15,524
*	Polycom Inc.	713,900	13,614
	Accenture plc Class A	202,500	13,061
*	Lam Research Corp.	269,250	12,014
	Amphenol Corp. Class A	179,315	10,718
	Jabil Circuit Inc.	415,563	10,439
*	NeuStar Inc. Class A	260,504	9,704
*	Atmel Corp.	979,768	9,661
*	Informatica Corp.	182,390	9,648
*	Gartner Inc.	219,429	9,356
*	Teradata Corp.	137,278	9,356
	Broadcom Corp. Class A	226,700	8,909
	Intersil Corp. Class A	783,248	8,772

			Market
			Value
		Shares	($000)
*	Fairchild Semiconductor
	International Inc. Class A	555,472	8,165
*	Teradyne Inc.	477,970	8,073
*	Ariba Inc.	243,389	7,961
*	Nuance
	Communications Inc.	300,695	7,692
*	ON Semiconductor Corp.	828,165	7,462
*	Fiserv Inc.	103,300	7,168
*	Compuware Corp.	749,870	6,891
	FLIR Systems Inc.	271,900	6,882
*	Western Digital Corp.	153,700	6,362
	Motorola Solutions Inc.	117,857	5,991
*	Freescale Semiconductor
	Holdings I Ltd.	355,604	5,473
*	RF Micro Devices Inc. 1,054,775		5,253
	Maxim Integrated
	Products Inc.	179,600	5,135
*	JDS Uniphase Corp.	322,900	4,679
	Visa Inc. Class A	29,300	3,457
	Intel Corp.	99,600	2,800
	Global Payments Inc.	44,800	2,127
*	Motorola Mobility
	Holdings Inc.	45,837	1,799
			3,437,539
Materials (2.9%)
	FMC Corp.	470,439	49,801
	CF Industries Holdings Inc.	234,194	42,775
	Sherwin-Williams Co.	380,022	41,297
*	WR Grace & Co.	442,820	25,595
	Freeport-McMoRan
	Copper & Gold Inc.	501,768	19,087
	Cliffs Natural
	Resources Inc.	219,119	15,176
	Monsanto Co.	156,100	12,450
	Albemarle Corp.	178,240	11,393
	Walter Energy Inc.	165,365	9,791
*	Crown Holdings Inc.	236,100	8,696
	Praxair Inc.	72,380	8,298
	Allegheny Technologies Inc.	190,442	7,840
	PPG Industries Inc.	78,200	7,492
	International Paper Co.	176,800	6,206
	Sealed Air Corp.	288,600	5,573
	Celanese Corp. Class A	106,600	4,923
			276,393
Telecommunication Services (0.3%)
*	Crown Castle
	International Corp.	525,900	28,052
Total Common Stocks
(Cost $6,563,480)			9,204,061
Temporary Cash Investments (3.4%)[1]
Money Market Fund (2.7%)
[3,4]	Vanguard Market Liquidity
	Fund, 0.123%	258,608,615	258,609

Morgan Growth Fund

	Face	Market
	Amount	Value
	($000)	($000)
Repurchase Agreement (0.6%)
Bank of America Securities,
LLC 0.120%, 4/2/12
(Dated 3/30/12, Repurchase
Value $50,901,000,
collateralized by Federal
National Mortgage Assn.
4.000%, 12/1/39)	50,900	50,900

U.S. Government and Agency Obligations (0.1%)
[5,6] Fannie Mae Discount
Notes, 0.040%, 4/16/12	7,000	6,999
[5,6] Freddie Mac Discount
Notes, 0.060%, 4/27/12	2,000	2,000
[5,6] Freddie Mac Discount
Notes, 0.100%, 4/30/12	300	300
		9,299
Total Temporary Cash Investments
(Cost $318,809)		318,808
Total Investments (100.8%)
(Cost $6,882,289)		9,522,869
Other Assets and Liabilities (-0.8%)
Other Assets		77,129
Liabilities[4]		(156,003)
		(78,874)
Net Assets (100%)		9,443,995

At March 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	7,872,258
Overdistributed Net Investment Income	(2,643)
Accumulated Net Realized Losses	(1,067,875)
Unrealized Appreciation (Depreciation)
Investment Securities	2,640,580
Futures Contracts	1,675
Net Assets	9,443,995

Investor Shares—Net Assets
Applicable to 283,721,872 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,808,427
Net Asset Value Per Share—
Investor Shares	$20.47

Admiral Shares—Net Assets
Applicable to 57,270,982 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,635,568
Net Asset Value Per Share—
Admiral Shares	$63.48

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $70,868,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.8% and 2.0%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $73,820,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
6 Securities with a value of $8,300,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Operations

Six Months Ended
March 31, 2012
($000)
Investment Income
Income
Dividends[1,2]	46,073
Interest[2]	139
Security Lending	731
Total Income	46,943
Expenses
Investment Advisory Fees—Note B
Basic Fee	6,958
Performance Adjustment	(1,821)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	6,942
Management and Administrative—Admiral Shares	1,615
Marketing and Distribution—Investor Shares	626
Marketing and Distribution—Admiral Shares	340
Custodian Fees	76
Shareholders’ Reports—Investor Shares	65
Shareholders’ Reports—Admiral Shares	17
Trustees’ Fees and Expenses	10
Total Expenses	14,828
Expenses Paid Indirectly	(143)
Net Expenses	14,685
Net Investment Income	32,258
Realized Net Gain (Loss)
Investment Securities Sold[2]	99,045
Futures Contracts	22,760
Realized Net Gain (Loss)	121,805
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,941,397
Futures Contracts	6,762
Change in Unrealized Appreciation (Depreciation)	1,948,159
Net Increase (Decrease) in Net Assets Resulting from Operations	2,102,222

1 Dividends are net of foreign withholding taxes of $240,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $440,000, $107,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	32,258	45,694
Realized Net Gain (Loss)	121,805	793,630
Change in Unrealized Appreciation (Depreciation)	1,948,159	(741,826)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,102,222	97,498
Distributions
Net Investment Income
Investor Shares	(30,342)	(30,610)
Admiral Shares	(20,234)	(19,672)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(50,576)	(50,282)
Capital Share Transactions
Investor Shares	(550,253)	(475,300)
Admiral Shares	379,451	114,941
Net Increase (Decrease) from Capital Share Transactions	(170,802)	(360,359)
Total Increase (Decrease)	1,880,844	(313,143)
Net Assets
Beginning of Period	7,563,151	7,876,294
End of Period[1]	9,443,995	7,563,151
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($2,643,000) and $15,675,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$16.06	$16.04	$14.32	$15.15	$21.45	$18.34
Investment Operations
Net Investment Income	.064	.087	.097	.114	.148	.207
Net Realized and Unrealized Gain (Loss)
on Investments	4.446	.029	1.733	(.804)	(4.912)	3.604
Total from Investment Operations	4.510	.116	1.830	(.690)	(4.764)	3.811
Distributions
Dividends from Net Investment Income	(.100)	(.096)	(.110)	(.140)	(.175)	(.204)
Distributions from Realized Capital Gains	—	—	—	—	(1.361)	(.497)
Total Distributions	(.100)	(.096)	(.110)	(.140)	(1.536)	(.701)
Net Asset Value, End of Period	$20.47	$16.06	$16.04	$14.32	$15.15	$21.45

Total Return[1]	28.18%	0.66%	12.81%	-4.27%	-23.70%	21.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,808	$5,009	$5,432	$5,239	$5,418	$6,590
Ratio of Total Expenses to
Average Net Assets[2]	0.40%	0.42%	0.44%	0.48%	0.38%	0.37%
Ratio of Net Investment Income to
Average Net Assets	0.70%	0.47%	0.62%	0.94%	0.80%	1.06%
Portfolio Turnover Rate	51%	55%	60%	87%	88%	79%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.01%), 0.01%, 0.02%, 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Financial Highlights

Admiral Shares

Six Months
	Ended
For a Share Outstanding	March 31,			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$49.84	$49.75	$44.42	$47.03	$66.58	$56.94
Investment Operations
Net Investment Income	.246	.342	.372	.414	.555	.742
Net Realized and Unrealized Gain (Loss)
on Investments	13.785	.110	5.364	(2.502)	(15.244)	11.184
Total from Investment Operations	14.031	.452	5.736	(2.088)	(14.689)	11.926
Distributions
Dividends from Net Investment Income	(.391)	(.362)	(.406)	(.522)	(.641)	(.745)
Distributions from Realized Capital Gains	—	—	—	—	(4.220)	(1.541)
Total Distributions	(.391)	(.362)	(.406)	(.522)	(4.861)	(2.286)
Net Asset Value, End of Period	$63.48	$49.84	$49.75	$44.42	$47.03	$66.58

Total Return[1]	28.28%	0.83%	12.95%	-4.09%	-23.57%	21.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,636	$2,554	$2,445	$2,251	$2,512	$2,683
Ratio of Total Expenses to
Average Net Assets[2]	0.26%	0.28%	0.30%	0.31%	0.21%	0.21%
Ratio of Net Investment Income to
Average Net Assets	0.84%	0.61%	0.76%	1.11%	0.97%	1.22%
Portfolio Turnover Rate	51%	55%	60%	87%	88%	79%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.04%), (0.01%), 0.01%, 0.02%, 0.00%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

Morgan Growth Fund

Notes to Financial Statements

Vanguard Morgan Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and for the period ended March 31, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

Morgan Growth Fund

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, Jennison Associates LLC, Frontier Capital Management Co., LLC, and Kalmar Investment Advisers each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company, LLP is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 3000 Growth Index. The basic fee of Jennison Associates LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fees of Frontier Capital Management Co., LLC, and Kalmar Investment Advisers are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell Midcap Growth Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $205,000 for the six months ended March 31, 2012.

For the six months ended March 31, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.16% of the fund’s average net assets, before a decrease of $1,821,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2012, the fund had contributed capital of $1,358,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.54% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2012, these arrangements reduced the fund’s expenses by $143,000 (an annual rate of 0.00% of average net assets).

Morgan Growth Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of March 31, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	9,204,061	—	—
Temporary Cash Investments	258,609	60,199	—
Futures Contracts—Assets[1]	446	—	—
Total	9,463,116	60,199	—
1 Represents variation margin on the last day of the reporting period.

F. At March 31, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2012	312	109,450	1,629
E-mini S&P 500 Index	June 2012	271	19,013	46

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2011, the fund had available capital loss carryforwards totaling $1,190,331,000 to offset future net capital gains of $90,903,000 through September 30, 2017, and $1,099,428,000 through September 30, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

Morgan Growth Fund

At March 31, 2012, the cost of investment securities for tax purposes was $6,882,289,000. Net unrealized appreciation of investment securities for tax purposes was $2,640,580,000, consisting of unrealized gains of $2,789,153,000 on securities that had risen in value since their purchase and $148,573,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended March 31, 2012, the fund purchased $2,119,207,000 of investment securities and sold $2,187,064,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
	March 31, 2012		September 30, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	370,205	20,185	881,191	48,755
Issued in Lieu of Cash Distributions	29,253	1,660	29,637	1,644
Redeemed	(949,711)	(49,964)	(1,386,128)	(77,285)
Net Increase (Decrease)—Investor Shares	(550,253)	(28,119)	(475,300)	(26,886)
Admiral Shares
Issued	654,765	10,868	800,719	14,395
Issued in Lieu of Cash Distributions	17,720	324	17,322	310
Redeemed	(293,034)	(5,166)	(703,100)	(12,596)
Net Increase (Decrease)—Admiral Shares	379,451	6,026	114,941	2,109

J. In preparing the financial statements as of March 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended March 31, 2012

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Morgan Growth Fund	9/30/2011	3/31/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,281.83	$2.28
Admiral Shares	1,000.00	1,282.79	1.48
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.00	$2.02
Admiral Shares	1,000.00	1,023.70	1.32

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.40% for Investor Shares and 0.26% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Morgan Growth Fund has renewed the fund’s investment advisory arrangements with Frontier Capital Management Co., LLC, Jennison Associates LLC, Kalmar Investment Advisers, Wellington Management Company, LLP, and The Vanguard Group, Inc. (through its Equity Investment Group). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decisions.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Frontier Capital Management Company, LLC. Frontier, founded in 1980, is an investment management boutique that focuses on investing in small- and mid-cap stocks. Frontier is an affiliate of Affiliated Managers Group, but retains a 30% ownership interest. The firm employs a fundamental, bottom-up investment approach that seeks companies with a combination of superior growth potential and attractive valuation. Frontier’s investment process emphasizes companies with understandable business models, good franchises, accelerating sales and margins, and healthy balance sheets. Analysts regularly interact with management and other companies in the supply chain to effectively construct a portfolio of stocks for the fund. Frontier has managed a portion of the fund since 2008.

Jennison Associates LLC. Jennison, founded in 1969, is an indirect, wholly owned subsidiary of Prudential Financial, Inc. The firm currently oversees a wide range of equity and fixed income strategies. The investment team at Jennison Associates uses internal fundamental research and a highly interactive bottom-up stock selection process to identify companies that exhibit above-average growth in units, revenues, earnings, and cash flows. When evaluating a company for purchase or sale, the analysis focuses on the duration of the growth opportunity and seeks to capture inflection points in the company’s growth. Jennison has managed a portion of the fund since 2007.

Kalmar Investment Advisers. Kalmar, together with its parent company, Kalmar Investments Inc., founded in 1982, specializes in small- and mid-capitalization growth stock. Kalmar is a research-driven investment firm that is entirely focused on the management of “growth with value” small- and mid-cap equity portfolios. Kalmar believes that there is a high-reward/low-risk anomaly offered by the equity market in the stocks of solid, well-managed, rapidly growing smaller companies. Through independent fundamental research, Kalmar attempts to discover such companies, buy them at undervalued levels, and own them for the longer term. Kalmar has managed a portion of the fund since 2008.

Wellington Management Company, LLP. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional investment managers. The investment team at Wellington Management uses traditional methods of stock selection to identify companies that it believes have above-average growth prospects, particularly those in industries undergoing change. Research focuses on large- and mid-cap companies with a proven record of sales and earnings growth, profitability, and cash-flow generation. Wellington Management has advised the fund since 1968.

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1993.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short and longterm performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion; however, the fund’s results versus its benchmark have been less favorable over the one, three, and fiveyear periods. The board noted that the fund has outperformed its peer group over both the short and long term. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peergroup average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Frontier, Jennison, Kalmar, and Wellington Management in determining whether to approve the advisory fees, because the firms are independent of Vanguard, and the advisory fees are the result of arm’slength negotiations. The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “atcost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Frontier, Jennison, Kalmar, and Wellington Management. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase. The board also concluded that the fund’s lowcost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a oneyear period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	The Conference Board.
Years: Chairman of the Board of The Vanguard Group,
Inc., and of each of the investment companies served	Amy Gutmann
by The Vanguard Group, since January 2010; Director	Born 1949. Trustee Since June 2006. Principal
of The Vanguard Group since 2008; Chief Executive	Occupation(s) During the Past Five Years: President
Officer and President of The Vanguard Group and of	of the University of Pennsylvania; Christopher H.
each of the investment companies served by The	Browne Distinguished Professor of Political Science
Vanguard Group since 2008; Director of Vanguard	in the School of Arts and Sciences with secondary
Marketing Corporation; Managing Director of The	appointments at the Annenberg School for Commu-
Vanguard Group (1995–2008).	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Carnegie Corporation of New York, Schuylkill River
Independent Trustees	Development Corporation, and Greater Philadelphia
Chamber of Commerce; Trustee of the National
Emerson U. Fullwood	Constitution Center; Chair of the Presidential
Born 1948. Trustee Since January 2008. Principal	Commission for the Study of Bioethical Issues.
Occupation(s) During the Past Five Years: Executive
Chief Staff and Marketing Officer for North America	JoAnn Heffernan Heisen
and Corporate Vice President (retired 2008) of Xerox	Born 1950. Trustee Since July 1998. Principal
Corporation (document management products and	Occupation(s) During the Past Five Years: Corporate
services); Executive in Residence and 2010	Vice President and Chief Global Diversity Officer
Distinguished Minett Professor at the Rochester	(retired 2008) and Member of the Executive
Institute of Technology; Director of SPX Corporation	Committee (1997–2008) of Johnson & Johnson
(multi-industry manufacturing), the United Way of	(pharmaceuticals/medical devices/consumer
Rochester, Amerigroup Corporation (managed health	products); Director of Skytop Lodge Corporation
care), the University of Rochester Medical Center,	(hotels), the University Medical Center at Princeton,
Monroe Community College Foundation, and North	the Robert Wood Johnson Foundation, and the Center
Carolina A&T University.	for Talent Innovation; Member of the Advisory Board
of the Maxwell School of Citizenship and Public Affairs
Rajiv L. Gupta	at Syracuse University.
Born 1945. Trustee Since December 2001.[2]
Principal Occupation(s) During the Past Five Years:	F. Joseph Loughrey
Chairman and Chief Executive Officer (retired 2009)	Born 1949. Trustee Since October 2009. Principal
and President (2006–2008) of Rohm Haas Co.	Occupation(s) During the Past Five Years: President
(chemicals); Director of Tyco International, Ltd.	and Chief Operating Officer (retired 2009) of Cummins
(diversified manufacturing and services), Hewlett-	Inc. (industrial machinery); Director of SKF AB
Packard Co. (electronic computer manufacturing),	(industrial machinery), Hillenbrand, Inc. (specialized
consumer services), the Lumina Foundation for

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation;
Alfred M. Rankin, Jr.	Principal of The Vanguard Group (1997–2006).
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Vanguard Senior ManagementTeam
Industries, Inc. (forklift trucks/housewares/lignite);
Director of Goodrich Corporation (industrial products/	Mortimer J. Buckley	Michael S. Miller
aircraft systems and services) and the National	Kathleen C. Gubanich	James M. Norris
Association of Manufacturers; Chairman of the Board	Paul A. Heller	Glenn W. Reed
of the Federal Reserve Bank of Cleveland and of	Martha G. King	George U. Sauter
University Hospitals of Cleveland; Advisory Chairman	Chris D. McIsaac
of the Board of The Cleveland Museum of Art.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Director	Chief Executive Officer and President, 1996–2008
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	Founder
Norris Cotton Cancer Center.
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q262 052012

Item 2:

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MORGAN GROWTH FUND

/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MORGAN GROWTH FUND

/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: May 22, 2012

VANGUARD MORGAN GROWTH FUND

/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: May 22, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.